EXHIBIT 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS [***], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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AMENDMENT #3

TO EXCLUSIVE LICENSE AGREEMENT # 2

WHEREAS Reva Medical Inc. (“REVA”) and Rutgers, The State University of New Jersey (“Rutgers”), referred to collectively herein as “the Parties”, entered into an EXCLUSIVE LICENSE AGREEMENT NUMBER 2 (“License #2) effective July 1, 2010; and,

WHEREAS Section 6.3 (i)(b) of License #2, as amended by the signed Request for Extension letter dated July 1, 2014, requires REVA to file an application with the USFDA or a comparable agency in another Major Market Country no later than the end of 2015; and

WHEREAS Section 6.3 (ii) (b), as amended by Amendment #2, requires REVA to Pay Rutgers an annual amount of $[***] in order to extend REVA’s rights in the field of Non-Stent Products for as long as the necessary regulatory filing for Non-Stent Product has not been effected;

THEREFORE, the Parties hereby mutually agree to amend License #2 as of August 31, 2016 as follows:

1.	Section 6.3 (i)(b) will be replaced with the following:

“Licensee or its Sublicensees will submit a complete application to either an appropriate regulatory body in the European Community or to the USFDA for a CE Marking or a Pre-Market Approval for at least one Coronary Stent Product, not later than by September 1, 2016.”

2.	The following language will be added at the end of the first paragraph of Section 6.3 (ii)(b):

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*** Portions of this page have been omitted pursuant to a request for Confidential Treatment filed separately with the Commission.

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“Starting on June 30, 2016, for each annual filing extension desired by Licensee, Licensee will pay Rutgers an amount of $[***] on July 1 of the year for which the extension is granted, and an additional amount of $[***] immediately upon the earliest to occur of the following events:

1.	Termination of License #2 for any reason
2.	Change of Control as defined in License #2
3.	January 1, 2019”

IN WITNESS HEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives.

RUTGERS, THE STATE UNIVERSITY OF NEW JERSEY	REVA MEDICAL, INC.

/s/ S. David Kimball	/s/ Robert K. Schultz
Signature	Signature

S. David Kimball, Ph.D.	Robert K. Schultz, Ph.D.
Associate Vice President	President & COO
Office of Research Commercialization

Date: 9/12/2016	Date: 9-8-16

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*** Portions of this page have been omitted pursuant to a request for Confidential Treatment filed separately with the Commission.